File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 25, 2004


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      Wyndham Denver Tech Hotel
                           7675 East Union Avenue
                           Denver, Colorado;

Time:             (b)      on Tuesday, May 25, 2004
                           at 10:00 a.m. Mountain Daylight Time;

Purposes:         (c)      for the following purposes:

(i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

(ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004 (Proposal No. 2);


(iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on February 27, 2004 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





April 13, 2004
Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Investment Management, Inc., 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about April 13, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

        (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.97; Class C Shares, $10.95; and Class Y Shares, $11.00. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,728,898; Class C Shares, 1,519,130; and Class Y Shares, 1,274,241.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


   Name and address                      Number of shares       Percent of Class

Merrill Lynch Pierce Fenner
 & Smith Inc.                         282,376 Class C Shares          18.59%
FBO its Customers                     137,591 Class Y Shares          10.80%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Armstrong Ventures LLC                522,180 Class Y Shares          40.98%
700 17th Street, Suite 1400
Denver, CO

Alpine Trust & Asset
Management                            375,372 Class Y Shares          29.46%
225 N. Fifth Street
Grand Junction, CO 81501

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May 2003 except Mr. Christopher who was elected by the Trustees in March 2004 to fill a vacancy.



Trustees(1)
and Officers
                                                                        Number of
                         Positions Held                                 Portfolios in
                         with                                           Fund Complex
                         Fund                                           Overseen by
Name, Address(2) and     and Length of     Principal Occupation(s)      Trustee         Other Directorships
Date of Birth            Service(3)        During Past 5 Years                           Held by Trustee

Interested Trustees(4)

Lacy B. Herrmann          Chairman of      Founder and Chairman of the        11      Director or trustee, Pimco
New York, NY              the Board of     Board, Aquila Management                   Advisors VIT, Oppenheimer
(05/12/29)                Trustees since   Corporation, the sponsoring                Quest Value Funds Group,
                          1987             organization and parent of the             Oppenheimer Small Cap Value
                                           Manager or Administrator and/or            Fund, Oppenheimer Midcap
                                           Adviser or Sub-Adviser to each             Fund, and Oppenheimer
                                           fund of the Aquilasm Group of              Rochester Group of Funds.
                                           Funds,(5) Chairman and Chief
                                           Executive Officer and Manager of
                                           the Manager or Administrator
                                           and/or Adviser or Sub-Adviser to
                                           each since 2003, and Founder,
                                           Chairman of the Board of
                                           Trustees and (currently or until
                                           1998) President of each since
                                           its establishment, beginning in
                                           1984; Director of the
                                           Distributor since 1981 and
                                           formerly Vice President or
                                           Secretary, 1981-1998; Trustee
                                           Emeritus, Brown University and
                                           the Hopkins School; active in
                                           university, school and
                                           charitable organizations.

Diana P. Herrmann         Trustee since    Vice Chair of Aquila Management    6                   None
New York, NY              2000,            Corporation, Founder of the
(02/25/58)                President        Aquilasm Group of Funds and
                          since 1999,      parent of the Manager , since
                          and Vice Chair   2004, President and Chief
                          since 2004       Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President, Senior
                                           Vice President or Vice
                                           President, 1986-1997; Vice Chair
                                           since 2004 and  President, Chief
                                           Operating Officer and Manager of
                                           the Manager since 2003; Vice
                                           Chair, President, Senior Vice
                                           President or Executive Vice
                                           President of funds in the
                                           Aquilasm Group of Funds since
                                           1986; Director of the
                                           Distributor since 1997; trustee,
                                           Reserve Money-Market Funds,
                                           1999-2000 and Reserve Private
                                           Equity Series, 1998-2000; active
                                           in mutual fund and trade
                                           organizations and in charitable
                                           and volunteer organizations.

Non-Interested
Trustees

Tucker Hart Adams         Trustee since    President, The Adams Group,        2      Director, Touch America,
Colorado Springs,         1989             Inc., an economic consulting              Colorado Health Facilities
CO                                         firm, since 1989; formerly Chief          Authority and Mortgage
(01/11/38)                                 Economist, United Banks of                Analysis Computer Corp.
                                           Colorado; currently or formerly
                                           active with numerous
                                           professional and community
                                           organizations.

Thomas A.                 Trustee since    Vice President of Robinson,        2                   None
Christopher               2004             Hughes & Christopher, C.P.A.s,
Danville, KY                               P.S.C., since 1977; President, A
(12/19/47)                                 Good Place for Fun, Inc., a
                                           sports facility, since 1987.

Gary C. Cornia            Trustee since    Director, Romney Institute of      4                   None
Orem, UT                  2000             Public Management, Marriott
(06/24/48)                                 School of Management, Brigham
                                           Young University, 2004 -
                                           present; Professor, Marriott
                                           School of Management, 1980 -
                                           present; Past President, the
                                           National Tax Association; Chair
                                           of the Executive Committee, the
                                           International Center for Land
                                           Policy Studies and Training
                                           Institute, Taipei, Taiwan;
                                           formerly Senior Visiting Fellow,
                                           Lincoln Institute of Land
                                           Policy, 2002-2003; Associate
                                           Dean, Marriott School of
                                           Management, Brigham Young
                                           University, 1991-2000; Chair,
                                           Utah Governor's Tax Review
                                           Committee, 1993-2002; member,
                                           Governor's Tax Review Committee
                                           since 2003; Faculty Associate,
                                           the Land Reform Training
                                           Institute, Taipei, Taiwan and
                                           The Lincoln Institute of Land
                                           Policy, Cambridge, Massachusetts.

                                           .
John C. Lucking           Trustee          President, Econ-Linc, an           3      Director, Sanu Resources
Phoenix, AZ               since 2000       economic consulting firm, since
(05/20/43)                                 1995; formerly Consulting
                                           Economist, Bank One Arizona and
                                           Chief Economist, Valley National
                                           Bank; member, Arizona's Joint
                                           Legislative Budget Committee
                                           Economic Advisory Panel and the
                                           Western Blue Chip Economic
                                           Forecast Panel; Board, Northern
                                           Arizona University Foundation
                                           since 1997; member, various
                                           historical, civic and economic
                                           associations.

Anne J. Mills             Trustee since    President, Loring Consulting       4                   None
Castle Rock, CO           1987             Company since 2001; Vice
(12/23/38)                                 President for Business Affairs,
                                           Ottawa University, 1992-2001;
                                           IBM Corporation, 1965-1991;
                                           Budget Review Officer, the
                                           American Baptist Churches/USA,
                                           1994-1997; director, the
                                           American Baptist Foundation;
                                           Trustee, Ottawa University; and
                                           Trustee Emerita, Brown
                                           University.

J. William Weeks          Trustee since    Retired; limited partner and       2                   None
Palm Beach, FL            1995             investor in various real estate
(06/22/27)                                 partnerships since 1988;
                                           formerly Senior Vice President
                                           or Vice President of the Aquila
                                           Bond Funds; and Vice President
                                           of the Distributor.

Officers

Charles E.                Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III               President        Funds since 2003; Senior Vice
New York, NY              since 2003       President, corporate
(04/01/57)                                 development, formerly Vice
                                           President, Assistant Vice
                                           President and Associate of the
                                           Manager since 1987; Senior Vice
                                           President, Vice President or
                                           Assistant Vice President of the
                                           Money-Market Funds since 1988.

Stephen J. Caridi          Senior Vice     Vice President of the              N/A                 N/A
New York, NY (05/06/61)   President        Distributor since 1995; Vice
                          since 2004       President, Hawaiian Tax-Free
                                           Trust since 1998; Senior Vice
                                           President, Narragansett Insured
                                           Tax-Free Income Fund since 1998,
                                           Vice President 1996-1997; Senior
                                           Vice President, Tax-Free Fund of
                                           Colorado since 2004; Assistant
                                           Vice President, Tax-Free Fund
                                           For Utah since 1993.

James M. McCullough       Senior Vice      Senior Vice President or Vice      N/A                 N/A
Portland, OR (06/11/45)   President        President of Aquila Rocky
                          since 1999       Mountain Equity Fund and four
                                           Aquila Bond Funds; Senior Vice
                                           President of the Distributor
                                           since 2000; Director of Fixed
                                           Income Institutional Sales, CIBC
                                           Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Jerry G. McGrew           Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1997       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds since 1995;
                                           Vice President, Churchill Cash
                                           Reserves Trust, 1995-2001.

Emily T. Rae              Vice President   Vice President of Aquila Rocky     N/A                 N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst,
                                           Colorado State Bank and Trust,
                                           2001-02; financial analyst, J.P.
                                           Morgan, 2000-01, senior
                                           registered associate,
                                           Kirkpatrick Pettis, 1998-2000;
                                           registered associate, FBS
                                           Investments (now U.S. Bancorp
                                           Piper Jaffray), 1997-98.

John T. Volk              Assistant Vice   Marketing representative for the   N/A                 N/A
New York, NY              President        Distributor since 1998; mutual
(04/15/71)                since 2002       fund services representative ,
                                           Prudential Securities, 1996-98.
Joseph P. DiMaggio        Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY              Financial        Aquilasm Group of Funds since
(11/06/56)                Officer since    2003 and Treasurer since 2000;
                          2003 and         Controller, Van Eck Global
                          Treasurer        Funds, 1993-2000.
                          since 2000

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Smith &     N/A                 N/A
New York, NY              since 1987       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1989; Secretary of
                                           the Aquilasm Group of Funds.

Robert W. Anderson        Assistant        Compliance Officer of the          N/A                 N/A
New York, NY (08/23/40)   Secretary        Manager or its predecessor and
                          since 2000       current parent since 1998 and
                                           Assistant Secretary of the
                                           Aquilasm Group of Funds since
                                           2000; trustee, Alpha Strategies
                                           Fund since July, 2002;
                                           Consultant, The Wadsworth Group,
                                           1995-1998.

John M. Herndon           Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since 1995       1995 and Vice President of the
                                           three Aquila Money-Market Funds
                                           since 1990; Vice President of
                                           the Manager or its predecessor
                                           and current parent since 1990.

Lori A. Vindigni         Assistant         Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President
                                           of the Manager or its
                                           predecessor and current parent
                                           since 1998; Fund Accountant for
                                           the Aquilasm Group of Funds,
                                           1995-1998.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund as that term is defined in the 1940 Act as an officer of the Fund and a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Trustees
                                (as of 12/31/03)


Name of                                                     Aggregate Dollar Range
Trustee                    Dollar Range of            Of Ownership in Aquilasm Investment
                    Ownership in Tax-Free Fund of     Companies Overseen by Trustee (1)
                             Colorado (1)
Interested Trustees


Lacy B. Herrmann                       B                                    E


Diana P. Herrmann                      B                                    E


Non-interested Trustees

Tucker H. Adams                        B                                    B

Thomas A. Christopher                B(2)                                   C

Gary C. Cornia                         B                                    D

John C. Lucking                        C                                    C

Anne J. Mills                          D                                    D

J. William Weeks                       B                                    C


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)     Purchased after 12/31/03.

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2003, the Fund paid a total of $82,462 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee now
Name          Fund                  Group of Funds           serves

Tucker H.
Adams             $8,950            $11,950                   2

Thomas A.
Christopher       $  100             $9,050                   2

Gary C.
Cornia            $8,350            $25,750                   4

John C.
Lucking           $8,700            $19,050                   3

Anne J.
Mills             $8,700            $37,550                   4

J. William
Weeks             $9,700            $22,300                   2


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of February 29, 2004, these funds had aggregate assets of approximately $3.9 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2003, the Fund paid $1,240,722 in management fees.

     During the fiscal year ended December 31, 2003, $112,266 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,333 was retained by the Distributor. With respect to Class C Shares, during the same period, $97,930 was paid under Part II of the Plan and $32,643 was paid under the Fund's Shareholder Services Plan. Of these total payments of $130,573, the Distributor retained $15,359. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia, John C. Lucking, Anne
J. Mills and J. William Weeks. The Committee (i) selects the Fund's independent auditors (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of auditors is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Except for Mr. Christopher, who took office March 7, 2004, each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     The Fund has not yet formed a nominating committee nor adopted a nominating committee charter. It expects to do so before the next annual meeting of shareholders. Since 1998, the Fund has had a Trustee Retirement and Replacement Policy, last reviewed by the Board in September 2001 which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. It was considered that there was not enough time to form a nominating committee at the Board meeting in December 2003, and the Board intends to establish nominating committee policies and procedures only after more deliberation has been carried out.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-Adviser or the parents or subsidiaries of either.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.




                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2004. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for 2002 and 2003, and fees billed for other services rendered by KPMG.

                                             2002              2003

        Audit Fees:                        $19,500            20,100

        Audit related fees                       0                 0
                                            ______            ______
            Audit and audit related fees    19,500            20,100

        Tax fees (1)                         8,950             6,792

        All other fees                           0                 0
                                            ______            ______
            Total fees                     $28,450            26,892
                                            ______            ______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     KPMG did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     All audit and non-audit services by KPMG are pre-approved by the Audit Committee, except that services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2004.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.





                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX

                            TAX-FREE FUND OF COLORADO
                             AUDIT COMMITTEE CHARTER
                                September 6, 2003

1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 25, 2004

                                 PROXY STATEMENT